UMB SCOUT FUNDS

BALANCED FUND

ANNUAL REPORT
JUNE 30, 1999

A no-load mutual fund investing in both equities and fixed income obligations with emphasis on both long-term growth of capital and high current income.



TO THE SHAREHOLDERS

The past 12 months have been especially noteworthy for the global economy and financial markets. Attention was fixed last fall on the financial contagion spreading from Southeast Asia to Russia and elsewhere. Interest rates in the developing world were rising or local currencies were collapsing. There was widespread fear of an economic slowdown because of slower demand and a flood of industrial capacity.

In the U.S., the Federal Reserve lowered interest rates three times in a relatively short period and long-term interest rates moved to less than 5%. All but the "bluest" of blue chip stocks declined sharply.

For the time being, the concerns of late 1998 no longer are on investors' minds. Most indicators show the world's economies are regaining their footing and many are growing strongly. Interest rates have increased again, but apparently not enough to stop this growth. The U.S. is enjoying the lowest unemployment in decades with very low inflation - a scenario the textbooks say cannot happen.

Our economic environment has been called a "virtuous cycle," but some investors are wondering whether it will become a "vicious cycle." We do not see such a change now, although we continue to watch the economic indicators very closely. There are few signs that the economy is entering a long-term slowdown caused by economic excess. Some market watchers point to the high valuation of U.S. stocks as one such excess, but valuation alone usually is not enough to make stock prices decline. We see no other catalyst at this point that would cause a major stock price correction.

In this annual report, you will find more details about the activity and holdings in the UMB Scout Balanced Fund during the period. I recently joined the UMB team, and I want to thank each of you for your confidence in UMB Investment Advisors and the UMB Scout Funds. We look forward to helping you reach your financial goals.

Sincerely,

/S/William B. Greiner, CFA
William B. Greiner, CFA
Executive Vice President / Chief Investment Officer
UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.



TO THE SHAREHOLDERS

The UMB Scout Balanced Fund closed the quarter ended June
30, 1999, at $10.17 per share and had a total return (price change and reinvested distributions) of 4.59% for the quarter and 1.89% for the year ended on that date. The Fund seeks long-term capital growth and high current income by investing in both equities and fixed-income obligations.

The stock market reached record levels this year, mainly on the strength of a relatively small group of large-capitalization stocks. As we reported in the March 31 letter, gains in the Standard & Poor's 500 Index at that time were based on the largest 15 issues in the index, with the remaining 485 stocks combining for an overall negative return.

Such a divergence within the stock market typically means a change in leadership is due. This change occurred during April as companies more sensitive to economic growth and smaller capitalization issues outperformed their large-cap counterparts. This met our expectation that the market focus is returning to earnings and fundamental growth factors.

Bond market yields increased (prices decreased) during the quarter, with five-year U.S. Treasuries ending at 5.64% and the 30-year Treasury bond at 5.97%. In the last nine months, the yield on the five-year issue has risen 1.43 percentage points, or 34%, and the 30-year bond yield has gained 1.01 percentage points, or 20%. With a steady slope up in the yield curve, especially in the one- to five-year range, we lengthened the portfolio's average maturity by eliminating holdings of less than two years to maturity.

The Fund added new positions during the quarter in Agribrands International, Intel Corp. (swapped for our previous holding in Hewlett Packard), Safety Kleen Corp.,
Firstmerit Corp. and Wachovia Corp. We also added to existing holdings in Georgia Pacific Timber and Caseys
General Stores. The Fund eliminated holdings in Brush
Wellman and Chevron, and sold some of our position in O'Sullivan Industries, as it received a takeover bid from its management team. In the fixed-income portion of the Fund, several short-term corporate notes reached maturity and we sold holdings in three Government Sponsored
Enterprises issues.

For the six months ended June 30, 1999, shareholders received an ordinary income dividend of $.17 per share and no long-term capital gain. For corporate shareholders, 7.01% of ordinary income distributions qualify for the corporate dividends received deduction.

We appreciate your continued interest in the UMB Scout
Balanced Fund, and welcome your questions and comments.

Sincerely,

/S/David R. Bagby
David R. Bagby
UMB Investment Advisors



CHART - FUND DIVERSIFICATION


CHART - HISTORICAL PER SHARE RECORD

                          Income &                    Cumulative**
                   Net    Short-Term       Long-Term    Value Per
                  Asset     Gains            Gains     Share Plus
                  Value   Distribution    Distribution   Distributions

12/31/95       $10.02       $ 0.12           $   -          $10.14
12/31/96        10.33         0.18               -           10.75
12/31/97        10.62         0.58              0.16         11.78
12/31/98        10.01         0.45              0.49         12.11
06/30/99*       10.17         0.17               -           12.44

*Six-month only. Distributions typically occur in June and December.

**Does not assume any compounding of reinvested distributions.
Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


CHART - HYPOTHETICAL GROWTH OF $10,000
as of June 30, 1999


CHART

COMPARATIVE RATES OF RETURN
as of June 30, 1999
                             Quarter   1 Year    3 Years

UMB Scout Balanced Fund       4.59%     1.89%     6.60%
Lipper Balanced Fund Index*   4.49%    11.54%    16.68%

Inception - December 6, 1995.

UMB Scout Balanced Fund's average annual compound return since inception for the period ended June 30, 1999, is 6.50%.

Performance data contained in this report are for past periods only. Past performance is not predictive of future results. Investment return and share value will fluctuate, and redemption value may be more or less than the original cost.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).


CHART -  top ten equity holdings
                                    Market         Percent
                                  Value (000's)    of Total

Butler Manufacturing Co.           $   168           3.23%
NPC International                      123           2.37%
Roadway Express, Inc.                  116           2.24%
Bassett Furniture Industries, Inc.     114           2.20%
Valmont Industries, Inc.               102           1.97%
B.I., Inc.                             102           1.97%
Kerr McGee Corp.                       100           1.93%
Harmon Industries                       99           1.91%
Helmerich & Payne, Inc.                 95           1.84%
Caseys General Stores                   90           1.73%

Top Ten Equity Holdings Total:     $ 1,109*         21.39%

As of June 30, 1999, statement of assets. Subject to change.

*Market Values are rounded; may not equal total.




FINANCIAL STATEMENTS
JUNE 30, 1999
STATEMENT OF NET ASSETS
                                                                 MARKET
 SHARES         COMPANY                                          VALUE

COMMON STOCKS - 50.40%
BASIC MATERIALS - 10.16%
    4,000  ASA Ltd.                                             $ 66,500
    3,000  Barrick Gold Corp.                                     58,125
       92  Deltic Timber Corp.                                     2,478
    4,000  Falcon Products, Inc.                                  40,750
    2,000  Georgia Pacific Corp. Timber Group                     50,500
    7,000  Homestake Mining Co.                                   57,313
    2,000  Mallinckrodt, Inc.                                     72,750
    3,000  Newmont Mining Corp.                                   59,625
    5,000  Placer Dome, Inc.                                      59,062
    3,000  Safety Kleen Corp.*                                    54,375
                                                                 521,478
CAPITAL GOODS - 10.93%
    8,000  BHA Group, Inc.                                        66,000
    6,000  Butler Manufacturing Co.                              167,625
    5,000  Harmon Industries                                      99,063
    7,000  Isco, Inc.*                                            43,750
    3,000  Superior Industries                                    81,938
    6,000  Valmont Industries, Inc.                              102,187
                                                                 560,563
CONSUMER CYCLICAL - 7.63%
   12,000  B. I., Inc.*                                          102,000
    5,000  Bassett Furniture Industries, Inc.                    114,375
    6,000  Caseys General Stores                                  90,000
    5,000  O'Sullivan Industries, Inc.*                           85,000
                                                                 391,375
CONSUMER STAPLES - 7.39%
    1,000  Agribrands International, Inc.*                        39,562
    4,000  Bob Evans Farms, Inc.                                  79,500
    8,000  NPC International, Inc.*                              123,000
    7,000  Racing Champions Corp.*                                49,875
    5,000  VICORP Restaurants, Inc.*                              86,875
                                                                 378,812
ENERGY - 6.52%
    1,500  Baker Hughes, Inc.                                     50,250
      800  Halliburton Co.                                        36,200
    4,000  Helmerich & Payne, Inc.                                95,250
    2,000  Kerr McGee Corp.                                      100,375
    1,600  USX-Marathon Group                                     52,100
                                                                 334,175
FINANCIAL - 1.65%
    1,500  Firstmerit Corp.*                                      42,094
      500  Wachovia Corp.*                                        42,781
                                                                  84,875
TECHNOLOGY - 3.85%
   12,000  Exabyte Corp.*                                         46,500
    1,200  Intel Corp.*                                           71,400
    3,000  Novell, Inc.*                                          79,500
                                                                 197,400
TRANSPORTATION & SERVICES - 2.27%
    6,000  Roadway Express,Inc.                                  116,250

TOTAL COMMON STOCKS (Cost $2,388,705) - 50.40%                 2,584,928

CORPORATE BONDS - 9.47%
  250,000  PepsiCo, Inc., Notes,
           5.75%, due January 2, 2003                            244,693
  250,000  The Stanley Works, Notes,
           5.75%, due March 1, 2004                              241,155

TOTAL CORPORATE BONDS (Cost $504,884) - 9.47%                    485,848

     FACE                                                         MARKET
     AMOUNT    DESCRIPTION                                         VALUE

GOVERNMENT SPONSORED ENTERPRISES - 37.16%
$ 250,000  Federal Home Loan Banks,
           5.215%, due January 12, 2004                        $ 239,922
  200,000  Federal Home Loan Banks,
           5.40%, due February 24, 2004                          193,312
  250,000  Federal Home Loan Banks,
           5.415%, due February 24, 2004                         241,798
  200,000  Federal Home Loan Banks,
           5.805%, due August 24, 2005                           194,656
  250,000  Federal Home Loan Banks,
           5.82%, due August 7, 2003                             246,798
  250,000  Federal Home Loan Banks,
           5.835%, due July 6, 2005                              244,609
   20,108  Federal National Mortgage Association,
           7.00%, due October 1, 1999                             20,127
   42,276  Federal National Mortgage Association,
           6.00%, due April 1, 2001                               42,052
   16,111  Federal National Mortgage Association,
           7.00%, due February 1, 2003                            16,227
  100,000  Federal National Mortgage Association,
           5.75%, due June 15, 2005                               97,562
  250,000  Federal National Mortgage Association,
           6.00%, due September 29, 2008                         234,960
  132,689  Government National Mortgage Association,
           7.00%, due September 15, 2010                         133,863

TOTAL GOVERNMENT SPONSORED ENTERPRISES
(Cost $1,959,111) - 37.16%                                     1,905,886

REPURCHASE AGREEMENT (Cost $160,000) - 3.12%
  160,000  Northern Trust Co., 4.79%, due July 1, 1999
           (Collateralized by U.S. Treasury Notes,
           7.125%, due September 30, 1999)                       160,000

TOTAL INVESTMENTS (Cost $5,012,700) - 100.15%                  5,136,662

Other assets less liabilities - (0.15%)                           (8,176)
TOTAL NET ASSETS - 100.00%
  (equivalent to $10.17 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized; 504,215 shares outstanding)     $ 5,128,486


For federal income tax purposes, the identified cost of investments owned at June 30, 1999 was $5,013,341. Net unrealized appreciation for federal income tax purposes was $124,604, which is comprised of unrealized appreciation of $406,405 and unrealized depreciation of $281,801.

*Non-income producing security

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
JUNE 30, 1999

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
  Investment securities, at market value
  (identified cost $5,012,700)                               $  5,136,662
     Dividends receivable                                           2,460
     Interest receivable                                           48,583

       Total assets                                             5,187,705

LIABILITIES:
  Disbursements in excess of demand deposit cash                   59,219

    Total liabilities                                              59,219

NET ASSETS                                                   $  5,128,486


NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                $  4,988,942
    Accumulated undistributed income:
      Net investment income                                         5,270
      Net realized gain on investment transactions                 10,312
    Net unrealized appreciation on investments                    123,962

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                  $  5,128,486

Capital shares, $1.00 par value
  Authorized                                                   10,000,000

  Outstanding                                                     504,215

 NET ASSET VALUE PER SHARE                                   $      10.17

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
JUNE 30, 1999

STATEMENT OF OPERATIONS

INVESTMENT INCOME:
  Income:
    Dividends                                                $     44,319
    Interest                                                      241,971
                                                                  286,290
  Expenses:
    Management fees                                                56,502
    Government fees                                                   552
                                                                   57,054
      Net investment income                                       229,236

REALIZED and unrealized GAIN (LOSS) ON INVESTMENTS:
      Net realized gain from investment transactions               70,581
      Decrease in net unrealized appreciation on investments     (184,994)
               Net realized and unrealized loss on investments   (114,413)
               Net increase in net assets
               resulting from operations                     $    114,823

See accompanying Notes to Financial Statements.



FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
                                                     YEAR ENDED       YEAR ENDED
                                                    JUNE 30, 1999    JUNE 30, 1998
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                            $   229,236     $    331,601
  Net realized gain from investment transactions        70,581          472,173
  Decrease in net unrealized appreciation
   on investments                                     (184,994)         (18,057)
    Net increase in net assets resulting
    from operations                                    114,823           785,717
DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                               (248,871)         (346,178)
    Net realized gain from investment transactions    (344,326)         (279,276)
      Decrease in net assets from distributions       (593,197)         (625,454)

DECREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 185,671 and 217,322 shares sold      1,921,356         2,402,628
     Net asset value of 17,636 and 58,707 shares
     issued for reinvestment of distributions          174,851           623,518
                                                     2,096,207         3,026,146

  Cost of 394,307 and 350,576 shares redeemed       (4,075,129)       (3,856,194)

    Net decrease in net assets from
    capital share transactions                      (1,978,922)         (830,048)
      Net decrease in net assets                    (2,457,296)         (669,785)

NET ASSETS:
  Beginning of year                                  7,585,782         8,255,567
    End of year (including undistributed
    net investment income of $5,270 and
    $24,905, respectively)                         $ 5,128,486      $  7,585,782

*Distributions to shareholders:
     Income dividends per share                    $      0.41      $       0.45
     Capital gains distribution per share          $      0.50      $       0.33

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Debt securities (other than short-term obligations), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 1999
(excluding repurchase agreements and short-term securities), were as follows:

                                        Other than
                                     U.S. Government     U.S. Government
                                        Securities          Securities
Purchases                            $    3,345,050      $     1,948,108
Proceeds from sales                       5,413,868            1,546,244

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.


FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share
outstanding throughout the period.
                                                                   DECEMBER 6,
                                           YEARS ENDED JUNE 30,       1995 to
                                          1999     1998     1997    JUNE 30, 1996*
Net asset value, beginning of period    $ 10.91  $ 10.72  $ 10.18     $ 10.09
  Income from investment operations:
     Net investment income                 0.38     0.43     0.35         0.27
     Net realized and unrealized gain
     (loss) on securities                 (0.21)    0.54     0.52         0.06

  Total from investment operations         0.17     0.97     0.87         0.33

     Distributions from:
       Net investment income              (0.41)   (0.45)   (0.32)       (0.24)
       Net realized gain on
       investment transactions            (0.50)   (0.33)   (0.01)           -

     Total distributions                  (0.91)   (0.78)   (0.33)       (0.24     )

Net asset value, end of period          $ 10.17  $ 10.91  $ 10.72      $ 10.18

Total return                                 2%       9%       9%           6%

Ratios/Supplemental Data
Net assets, end of year (in millions)    $    5   $    8  $     8      $    3
Ratio of expenses to average net assets   0.87%    0.85%    0.83%       0.85%
Ratio of net investment income to
average net assets                        3.48%    3.78%    3.85%       3.71%
Portfolio turnover rate                     95%      15%      14%          5%
Average commission rate**                $.0574   $.0426  $ .0641      $.0660


*The Fund was capitalized on October 2, 1995 with $100,000, representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on December 6, 1995, at which time net asset value was $10.09 per share.
Ratios for this initial period of operation are annualized.

**For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.



INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of UMB Scout
Balanced Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of UMB Scout Balanced Fund, Inc., including the statement of net assets, as of June 30, 1999, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1999, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout Balanced Fund, Inc., as of June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 24, 1999

This report has been prepared for the information of the Shareholders of UMB Scout Balanced Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



UMB SCOUT FUNDS
100% No-Load Mutual Funds
Stock Fund
Stock Select Fund
Regional Fund
WorldWide Fund
WorldWide Select Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

MANAGER AND INVESTMENT COUNSEL
UMB Bank, n.a., Kansas City, Missouri

AUDITORS
Baird, Kurtz & Dobson, Kansas City, Missouri

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a., Kansas City, Missouri

UNDERWRITER, DISTRIBUTOR
AND TRANSFER AGENT
Jones & Babson, Inc.
Kansas City, Missouri


UMB Scout Funds
P.O. Box 219757
Kansas City, MO 64121-9757

TOLL FREE 800-996-2862
www.umb.com

"UMB" and "Scout" are registered service marks of UMB
Financial Corporation.
UMB Financial Corporation also claims service mark rights to the Scout design.


JB26B(8/99)                             508762